VALUE AMERICA, INC.
                            1997 STOCK INCENTIVE PLAN

         1. Purpose. The purpose of this Value America, Inc. 1997 Stock Incentive Plan (the "Plan") is to further the long term stability and financial success of Value America, Inc. (the "Company") by attracting and retaining personnel, including employees, directors, officers, consultants, agents, advisors and independent contractors, through the use of stock incentives. It is believed that ownership of Company stock will stimulate the efforts of those persons upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to such persons under this Plan will strengthen their desire to remain with the Company or to continue to contribute to the growth of the business of the Company and will further the identification of their interests with those of the Company's shareholders. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3 promulgated under the 1934 Act, if the Company shall register its Common Stock under Section 12 of the 1934 Act.

         2. Definitions. As used in the Plan, the following terms have the meanings indicated:

                  (a) "Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Incentive Award granted to such Participant.

                  (b) "Applicable Withholding Taxes" means the aggregate amount of federal, state, and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option, SAR, or Tax Offset Right, any lapse of restrictions on Restricted Stock, or any grant of Performance Stock.

                  (c) "Affiliate" means any "parent" or "subsidiary" corporation (within the meaning of Code Section 424) of the Company.

                  (d) "Board" means the Board of Directors of the Company.

                  (e) "Cause" means dishonesty, fraud, misconduct, gross incompetence, gross negligence, breach of a material fiduciary duty, material breach of an agreement with the Company or any of its Subsidiaries, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Committee, which determination shall be binding.

                  (f) "Change of Control" means:

                           (i) The acquisition, other than from the Company, by
                  any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (collectively, "Voting Securities"), but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of Voting Securities of such is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of Voting Securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of Voting Securities of the Company; provided, however, that a Change of Control shall not result from beneficial ownership of 50% or more of either the then outstanding shares of Voting Securities of the Company by any individual, entity, or group who is the beneficial owner of such securities as of the effective date of this Plan so long as such individual, entity, or group does not thereafter acquire beneficial ownership of additional shares of such securities that in the aggregate exceed 5% of the outstanding shares of Voting Securities of the Company without the prior approval of the Board; or

                           (ii) Approval by the shareholders of the Company of
                  (A) a reorganization, merger or consolidation with respect to which the individuals and entities who were the respective beneficial owners of the Voting Securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of Voting Securities of the corporation resulting from such reorganization, merger or consolidation, or (B) a complete liquidation or dissolution of the Company, or (C) any sale, lease, exchange, or other disposition in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a disposition of the Company's assets to a majority-owned Subsidiary.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended.
                  (h) "Committee" means the Compensation Committee appointed by the Board from time to time as described under Section 19 hereof, or in the absence of such Committee, the Board.

                  (i) "Common Stock" means Common Stock, no par value, of the Company. If the par value of the Common Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 15), the shares resulting from such a change shall be deemed to be Common Stock within the meaning of the Plan.

                  (j) "Company" means Value America, Inc., a Nevada corporation.

                  (k) "Date of Grant" means the date on which an Incentive Award is granted by the Committee. If, however, the Committee designates in a resolution a later date as the date an Incentive Award is to be granted, then such later date shall be the Date of Grant.

                  (l) "Disability" or "Disabled" means, as to an ISO, a Disability within the meaning of Code Section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists, which determination shall be conclusive.

                  (m) "Fair Market Value" means, on any given date, the value of a share of Common Stock. If the Common Stock is not publicly traded on the date of valuation, the value shall be determined by the Committee in good faith using any reasonable method. If the Common Stock is publicly traded, then Fair Market Value shall equal (i) if the Common Stock is listed on the Nasdaq National Market, the average of the high and low per share sales prices for the Common Stock as reported by the Nasdaq National Market for a single trading day or (ii) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange, the average of the high and low per share sales prices for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

                  (n) "Immediate Family Member" means, with respect to a particular Participant, the Participant's spouse, children, stepchildren, grandchildren, parents, grandparents, siblings, and adopted individuals.

                  (o) "Incentive Award" means any form of an Option, Stock Appreciation Right, Performance Stock, Restricted Stock, or Tax Offset Right granted under the Plan.

                  (p) "Incentive Stock Option" or "ISO" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment, under Code Section 422.

                  (q) "Insider" means a person subject to Section 16(b) of the 1934 Act.

                  (r) "1934 Act" means the Securities Exchange Act of 1934, as amended.

                  (s) "1933 Act" means the Securities Act of 1933, as amended.

                  (t) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code Section 422, or, even if meeting the requirements of Code Section 422, is not intended to be an ISO and is so designated.

                  (u) "Option" means a right to purchase Common Stock granted under the Plan, at a price determined in accordance with the Plan and set forth in an Agreement.

                  (v) "Participant" means an individual to whom an Incentive Award is granted under the Plan.

                  (w) "Performance Stock" means Common Stock awarded when performance goals are achieved pursuant to an incentive program as provided in
Section 7.

                  (x) "Permitted Transferee" has the meaning provided in
Section 11(b).

                  (y) "Plan" means the Value America, Inc. 1997 Stock
Option Plan.

                  (z) "Reload Feature" means a feature of an Option described in an Agreement that authorizes the automatic grant of a Reload Option in accordance with the provisions of Section 10(c).

                  (aa) "Reload Option" means an Option automatically granted to a Participant equal to the number of shares of already owned Common Stock delivered by the Participant to exercise an Option having a Reload Feature.

                  (bb) "Restricted Stock" means Common Stock awarded upon the terms and subject to the restrictions set forth in Section 6.

                  (cc) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the 1934 Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

                  (dd) "Stock Appreciation Right" or "SAR" means a right to receive amounts from the Company granted under Section 9.

                  (ee) "Ten Percent Shareholder" means any individual who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or of an Affiliate. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

                  (ff) "Tax Offset Right" means a right to receive cash amounts related to Applicable Withholding Taxes from the Company as described in Section 12 of the Plan.

         3. General. All types of Incentive Awards may be granted under the Plan. Options granted under the Plan may be ISOs or Nonstatutory Stock Options.

         4. Stock. Subject to Section 17 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 1,250,000 shares of Common Stock, which shall be authorized, but unissued shares. Incentive Awards may be made and exercised as to whole shares or fractional shares, at the discretion of the Committee. Shares that have not been issued and shares allocated to options or portions thereof that expire or otherwise terminate unexercised after the effective date of the Plan may be subjected to an Incentive Award under the Plan. If an Incentive Award is terminated or expires, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Incentive Award or portion thereof may be reallocated to other Incentive Awards to be granted under this Plan. Shares of Common Stock subject to repurchase or forfeiture which are subsequently repurchased or reacquired by the Company shall also be available for issuance in connection with future grants of Incentive Awards. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall, to the extent permissible under Rule 16b-3, include the number of shares surrendered by a Participant or retained by the Company in payment of Applicable Withholding Taxes; provided, however, that for purposes of Code Section 162(m), any such shares shall be counted in accordance with the requirements of such Code Section.

         5.       Eligibility.

                  (a) Subject to the sole discretion of the Committee, any employee, director, officer, consultant, agent, advisor, or independent contractor of the Company (or any Affiliate including a corporation that becomes an Affiliate after the adoption of this Plan) is eligible to receive Incentive Awards; provided that only employees of the Company or its Affiliates may be granted ISO's. The Committee has the sole discretion to determine for each Participant the terms and conditions, the nature of the award, and the number of shares to be allocated to each Participant as part of each Incentive Award. Any Incentive Award granted under this Plan shall be evidenced by an Agreement which shall be subject to the applicable provisions of this Plan and to other such provisions as the Committee may impose.

                  (b) The grant of an Incentive Award shall not obligate the Company or any Affiliate to pay a Participant any particular amount of remuneration, to continue the employment of a Participant after the grant, or to make further grants to the Participant at any time thereafter.

         6.       Restricted Stock Awards.

                  (a) Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Participant, shall become an Agreement and certificates representing the shares shall be issued and delivered to the Participant. Restricted Stock may be awarded by the Committee in its discretion without cash consideration.

                  (b) Restricted Stock issued pursuant to the Plan shall be subject to the following restrictions:

                           (i) No shares of Restricted Stock may be sold,
                  assigned, transferred, or disposed of by an Insider within a six-month period beginning on the Date of Grant, and Restricted Stock may not be pledged, hypothecated, or otherwise encumbered within a six-month period beginning on the Date of Grant if such action would be treated as a sale or disposition under Rule 16b-3.

                           (ii) No shares of Restricted Stock may be sold,
                  assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant's Agreement have lapsed or been removed pursuant to paragraph (d) or (e) below.

                           (iii) If a Participant ceases to be employed by the
                  Company or an Affiliate, the Participant shall forfeit to the Company any shares of Restricted Stock on which the restrictions have not lapsed or been removed pursuant to paragraph (d) or (e) below on the date such Participant shall cease to be so employed and the Company shall have no obligation to pay any amounts with respect to such forfeiture, unless the Committee determines to the contrary.

                  (c) Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's Agreement.

                  (d) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability, death or Retirement of the Participant or the occurrence of a Change of Control.

                  (e) Notwithstanding the provisions of paragraphs (b)(ii) and
(iii) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

                  (f) Until the requirements of Section 12 have been met, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant.

         7.       Performance Stock Awards.

                  (a) Performance Stock may be issued pursuant to the Plan in connection with incentive programs established from time to time by the Committee when performance criteria established by the Committee as part of the incentive program have been achieved.

                  (b) Whenever the Committee deems it appropriate, the Committee may establish an incentive program and notify Participants of their participation in and the terms of the incentive program. More than one incentive program may be established by the Committee and they may operate concurrently or for varied periods of time and a Participant may be permitted to participate in more than one incentive program at the same time. Performance Stock will be issued only subject to the incentive program and the Plan and consistent with meeting the performance goals set by the Committee. A Participant in an incentive program shall have no rights as a shareholder until Performance Stock is issued. Performance Stock may be issued without cash consideration.

                  (c) A Participant's interest in an incentive program may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

         8.       Stock Options.

                  (a) Whenever the Committee deems it appropriate to grant Options, a written agreement shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are ISOs or Nonstatutory Stock Options, the extent to which SARs are granted (as provided in Section 9), and the conditions to which the grant and exercise of the Options are subject. This written agreement, when duly accepted in writing by the Participant, shall become an Agreement.

                  (b) The exercise price of shares of Common Stock covered by an ISO shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an ISO is granted to a Participant who, at the time of the grant, is a Ten Percent Shareholder, then the exercise price of the shares covered by the ISO shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

                  (c) The exercise price of shares covered by a Nonstatutory Stock Option shall be not less than 85% of the Fair Market Value of such shares on the Date of Grant unless the Compensation Committee otherwise unanimously consents.

                  (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's Agreement, subject to
Section 13; provided that no ISO may be exercised after ten years (or, in the case of an ISO granted to a Ten Percent Shareholder, five years) from the Date of Grant. Except as otherwise provided in this Plan, no ISO may be exercised unless the Participant is employed by the Company or an Affiliate at the time of the exercise and has been employed by the Company or an Affiliate of the Company at all times since the Date of Grant. An ISO by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Common Stock with respect to which ISOs are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). ISOs granted after 1986 under the Plan and all other plans of the Company and any Affiliate shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an ISO to ensure that the foregoing requirement is met. If ISOs that first become exercisable in a calendar year exceed the Limitation Amount, the excess will be treated as Nonstatutory Stock Options to the extent permitted by law.

                  (e) To obtain certain tax benefits afforded to ISOs under
Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an ISO for two years after the Date of Grant of the ISO and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an ISO. The Committee may require a Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an ISO before the expiration of such holding periods.

                  (f) Notwithstanding the foregoing, no Option shall be exercisable within the first six months after it is granted; provided that, this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period.

                  (g) The Committee may, in its sole discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the Agreement.

         9.       Stock Appreciation Rights.

                  (a) Whenever the Committee deems it appropriate, SARs may be granted either in connection with an Option or independent of such. SARs shall be evidenced in writing as part of the Agreement to which they pertain. The following provisions apply to all SARs that are granted in connection with
Options:

                           (i) SARs shall entitle the Participant, upon exercise
                  of all or any part of the SARs, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Common Stock as is covered by the SARs (or the portion of the SARs so exercised) and to receive in exchange from the Company an amount equal to the excess of
                  (A) the Fair Market Value on the date of exercise of the Common Stock covered by the surrendered portion of the underlying Option over (B) the exercise price of the Common Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of the SAR.

                           (ii) Upon the exercise of a SAR and surrender of the
                  related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

                           (iii) Subject to any further conditions upon exercise
                  imposed by the Board, a SAR shall be exercisable only to the extent that the related Option is exercisable; provided that in no event shall a SAR held by an Insider be exercisable within the first six months after it is awarded even though the related Option is or becomes exercisable, and a SAR shall expire no later than the date on which the related Option expires.

                           (iv) A SAR may only be exercised at a time when the
                  Fair Market Value of the Common Stock covered by the SAR exceeds the exercise price of the Common Stock covered by the underlying Option.

                  (b) The manner in which the Company's obligation arising upon the exercise of a SAR shall be paid shall be determined by the Committee and shall be set forth in the Participant's Agreement. The Committee may provide for payment in Common Stock, including fractional shares, or cash, or a combination thereof, or the Committee may reserve the right to determine the manner of payment at the time the SAR is exercised. Shares of Common Stock issued upon the exercise of a SAR shall be valued at their Fair Market Value on the date of exercise.

         10.      Method of Exercise of Options and Stock Appreciation Rights.

                  (a) Options and SARs may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option or the number of SARs the Participant has elected to exercise. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver, or cause to be withheld from the Option shares, shares of Common Stock (valued at their Fair Market Value on the date of exercise) that have been held for at least six months if acquired from the Company and are not subject to any restrictions in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Common Stock or a loan secured by Common Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes, or (iii) deliver an interest bearing recourse promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be established by the Committee and shall be at least equal to the minimum interest rate required at the time to avoid imputed interest under the Code.

                  (b) The Company may place on any certificate representing Common Stock issued upon the exercise of an Option or SAR any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Common Stock acquired, he shall possess no shareholder rights with respect to the shares.

                  (c) If a Participant exercises an Option that has a Reload Feature by delivering already owned shares of Common Stock in payment of the exercise price, the Committee shall grant to the Participant a Reload Option. The Committee shall grant the Reload Option in the same manner as set forth in
Section 8(a). The Reload Option shall be subject to the following restrictions:

                           (i) The exercise price of shares of Common Stock
                  covered by a Reload Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant of the Reload Option;

                           (ii) If and to the extent required by Rule 16b-3, a
                  Reload Option shall not be exercisable within the first six months after it is granted; provided that this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period;

                           (iii) The Reload Option shall be subject to the same
                  restrictions on exercisability imposed on the underlying option (possessing the Reload Feature) exercised unless the Committee specifies different limitations;

                           (iv) The Reload Option shall not be exercisable until
                  the expiration of any retention holding period imposed on the disposition of any shares of Common Stock covered by the underlying Option (possessing the Reload Feature) delivered; and

                          (v) The Reload Option shall not have a Reload Feature.

The Committee may, in its sole discretion, cause the Company to place on any certificate representing Common Stock issued to a Participant upon the exercise of an underlying Option (possessing a Reload Feature as evidenced by the Agreement for such Option) delivered pursuant to this subsection (c), a legend restricting the sale or other disposition of such Common Stock.

                  (d) Notwithstanding anything herein to the contrary, at all times at which the Company has any class of securities registered under Section 12 of the 1934 Act, Options and SARs shall be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.

                  (e) Each Participant shall, before the exercise of any Option, deliver to the Company any reasonable information the Company deems necessary to be able to satisfy itself that the shares of Common Stock issuable upon exercise of an Option will be acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities law. With respect to Options that are not ISOs and without limiting the scope of the Company's or the Committee's discretion to withhold approval or otherwise administer this Plan, approval may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised Options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Company, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. The Company shall avail itself of any exemptions from registration contained in applicable federal and state securities laws which are reasonably available to the Company on terms which, in its sole and absolute discretion, it deems reasonable and not unduly burdensome or costly. If an Option which is not an ISO cannot be exercised at the time it would otherwise expire due to the restrictions contained in this Section, the exercise period for that Option shall be extended for successive one-year periods until that Option can be exercised in accordance with this Section.

         11.      Nontransferability of Options and Stock Appreciation Rights.

                  (a) Options and SARs by their terms, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permitted by Rule 16b-3, an alternative person under a qualified domestic relations order (as defined in Code Section 414(p)) ("QDRO"), or by his guardian, duly authorized attorney-in-fact, executor, administrator, or other legal representative.

                  (b) An Option or SAR shall not be assigned, alienated, pledged, attached, sold, transferred, or encumbered by a Participant other than by will or by the laws of descent and distribution, or in the case of Nonstatutory Stock Options:

                           (i)      pursuant to a QDRO, or

                           (ii) by transfer without consideration by a Participant, subject to such rules as the Committee may adopt to preserve the purposes of the Plan (including limiting such transfers to transfers by Participants who are directors or senior executives), to

                                    (A)     an Immediate Family Member,

                                    (B) a trust solely for the benefit of the Participant or one or more Immediate Family Members, or

                                    (C) a partnership or limited liability
                                    company whose only partners or members are the Participant or one or more Immediate Family Members,

(each transferee described in (i) - (ii), a "Permitted Transferee"), provided that the Committee is notified in advance in writing of the terms and conditions of any proposed transfer intended to be described in (i) or (ii) and it determines that the proposed transfer complies with the requirements of the Plan and the applicable option agreement. Any purported assignment, alienation, pledge, attachment, sale, transfer, or other encumbrance that does not qualify under (i) or (ii) shall be void and unenforceable against the Company.

                  (c) The terms of the Option shall apply to the beneficiaries, executors, and administrators of the Participant and of the permitted Transferees of the Participant (including the beneficiaries, executors, and administrators of the Permitted Transferees), including the right to agree to any amendment of the applicable Agreement, except that Permitted Transferees shall not transfer any Option other than by will or by the laws of descent and distribution. In addition, the Permitted Transferee is subject to the same restrictions as the Participant for purposes of exercise of the Option after death.

         12. Payment of Applicable Withholding Taxes. The Company may require the Participant to pay to the Company the amount of Applicable Withholding Taxes with respect to the grant or exercise of any Incentive Award. Subject to the Plan and applicable law, the Committee may, in its sole discretion, permit the Participant to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock issuable upon the exercise of an Incentive Award, or by transferring to the Company shares of Common Stock that have been held for at least six months if acquired from the Company and are not subject to any restrictions, in such amounts equal to the Applicable Withholding Taxes. The Company shall have the right to withhold from any shares of Common Stock issuable pursuant to an Incentive Award or from any cash amounts otherwise due or to become due from the Company to the Participant an amount equal to such taxes. The Company shall have no obligation to deliver shares of Common Stock until the Applicable Withholding Taxes have been satisfied.

         13.      Effect of Death, Disability, or Termination of Employment.

                  (a) In the event of termination of a Participant's employment or services for the Company or its Affiliates for any reason other than for Cause, death, or Disability, such Participant shall have the right to exercise the Incentive Award at any time within three months after such termination of employment to the extent of the full number of shares that such Participant was entitled to purchase under the Incentive Award on the date of termination, subject to the condition that no Incentive Award shall be exercisable after the expiration of the term of the Incentive Award.

                  (b) If a Participant's employment or services is terminated by the Company or its Affiliates for Cause, his Incentive Awards shall be terminated as of the date of the misconduct.

                  (c) If a Participant's employment or services for the Company or its Affiliates terminate for death or Disability, all Incentive Awards then held by such Participant under the Plan expire on the earlier of (i) 12 months from the date of such termination or (ii) the expiration date of such option. The Incentive Award may be exercised by the personal representatives, administrators, or guardian of the Participant or by any person or persons to whom the Incentive Award is transferred by will or the applicable laws of descent and distribution, but only to the extent of the full number of shares such Participant was entitled to purchase under the Incentive Award on the date of such death or termination of employment.

                  (d) Notwithstanding the foregoing, the Committee shall establish and set forth in each Incentive Award agreement whether the Incentive Award will continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or its Affiliates, which provisions may be waived or modified by the Committee at any time. If not so established in the agreement evidencing the Incentive Award, the Incentive Award will be exercisable according to the provisions of paragraphs (a), (b), and (c), above, which may be waived or modified by the Committee at any time. If the Committee extends the exercisability of an ISO beyond the time provided for in Code Section 422, the ISO will become a Nonstatutory Stock Option.

                  14.      Tax Offset Rights.

                  (a) Whenever the Committee deems it appropriate, Tax Offset Rights may be granted in connection with Nonstatutory Stock Options, SARs, Performance Stock, or Restricted Stock. Tax Offset Rights shall be evidenced in writing as part of the Agreement to which they pertain.

                  (b) Tax Offset Rights, (i) upon exercise of all or any part of Nonstatutory Stock Option or SAR, (ii) upon grant of Performance Stock, or (iii) upon the lapse of restrictions on Restricted Stock, entitle the Participant to receive in cash from the Company an amount equal to or approximating the Applicable Withholding Taxes.

                  (c) A Participant may exercise a Tax Offset Right by giving the Committee written notice of exercise simultaneously with the exercise of a Nonstatutory Stock Option or SAR, the receipt of an award of Performance Stock, or the lapse of restrictions on Restricted Stock. To the extent exercised, the Tax Offset Right shall lapse.

                  (d) The Committee may limit the amount the Participant will be entitled to receive in connection with a Tax Offset Right and may include any provisions in a Tax Offset Right that the Committee deems appropriate to ensure that the Tax Offset Right will not be characterized as an "equity security" or "derivative security" for purposes of Section 16 of the 1934 Act and the rules and regulations thereunder.

         15.      Repurchase Rights, Escrow.

                  (a) The Committee shall have the discretion to authorize the issuance of unvested shares of Common Stock pursuant to the exercise of an Incentive Award. In the event of termination of the Participant's employment or services or breach of a material obligation owed by Participant to the Company or its Subsidiaries, all shares of Common Stock issued upon exercise of an Incentive Award which are unvested at the time of cessation of employment or services shall be subject to repurchase at the exercise price paid for such shares. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise) shall be established by the Committee and set forth in the agreement evidencing such right. All of the Company's outstanding repurchase rights under this Section 15(a) are assignable by the Company at any time and shall remain in full force and effect in the event of a Change of Control; provided that if the vesting of Incentive Awards is accelerated pursuant to Section 18, the repurchase rights under this Section 15(a) shall terminate and all shares subject to such terminated rights shall immediately vest in full. The Committee shall have the discretionary authority, exercisable either before or after the Participant's cessation of employment or services or breach of a material obligation owed by Participant to the Company or its Subsidiaries, to cancel the Company's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Participant under an Incentive Award and thereby accelerate the vesting of such shares in whole or in part at any time.

                  (b) To ensure that shares of Common Stock acquired upon exercise of an Incentive Award that are subject to any repurchase right, stockholders agreement, security for any promissory note, or other restrictions, including without limitation those set forth in Section 6(b), will be available for repurchase, the Committee may require the Participant to deposit the certificate or certificates evidencing such shares with an agent designated by the Committee under the terms and conditions of escrow and security agreements approved by the Committee. If the Committee does not require such deposit as a condition of exercise of an Incentive Award, the Committee reserves the right at any time to require the Participant to so deposit the certificate or certificates in escrow. The Company shall bear the expense of the escrow. As soon as practicable after the expiration of any repurchase rights, stockholders agreement, or other restrictions, and after full repayment of any promissory note secured by the shares in escrow, the agent shall deliver to the Participant the shares no longer subject to such restrictions and no longer security for any promissory note. In the event shares held in escrow are subject to the Company's exercise of a repurchase option or stockholders agreement, the notices required to be given to the Participant shall be given to the agent and any payment required to be given to the Participant shall be given to the agent. Within 30 days after payment by the Company, the agent shall deliver the shares which the Company has purchased to the Company and shall deliver the payment received from the Company to the Participant. In the event of a stock dividend, stock split, or consolidation of shares or any like capital adjustment of any of the outstanding securities of the Company, any and all new, substituted or additional securities or other property to which the Participant is entitled by reason of ownership of shares acquired upon exercise of an Incentive Award shall be subject to any repurchase rights, stockholders agreement, and/or security for any promissory note with the same force and effect as the shares subject to such repurchase rights, stockholders agreement and/or security interest immediately before such event

         16. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business ten years after the effective date as set forth in Section 25 hereof. No Incentive Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code or Rule 16b-3, no change shall be made that increases the total number of shares of Common Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section
17), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, or unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause ISOs to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him.

         17.      Change in Capital Structure.

                  (a) In the event of a stock dividend, stock split, combination of shares, recapitalization, reincorporation, or merger (whether or not the Company is the surviving corporation), or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options, or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Incentive Awards then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. The Committee shall have the authority to cause the surviving corporation in any merger (provided the surviving corporation agrees) to assume the Plan (including without limitation all rights and obligations of all parties hereunder and under any Agreement issued pursuant hereto) with such adjustments, if any, as the Committee shall deem appropriate, and any such determination by the Committee shall be binding on all parties. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may, but need not, adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

                  (b) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

         18. Change of Control. Except as otherwise provided in the agreement that evidences the Incentive Award, in the event of a Change of Control, the Committee shall determine whether provision will be made in connection with the Change of Control for an appropriate assumption of the Incentive Awards theretofore granted under the Plan (which assumption may be effected by means of a payment to each Participant (by the Company or any other person or entity involved in the Change of Control), in exchange for the cancellation of the Incentive Awards held by such Participant, of the difference between the then Fair Market Value of the aggregate number of shares of Common Stock then subject to such Incentive Awards and the aggregate exercise price that would have to be paid to acquire such shares) or for substitution of appropriate new Incentive Awards covering stock of a successor corporation to the Company or stock of an Affiliate of such successor corporation. If the Committee determines that such an assumption or substitution will be made, the Committee shall give notice of such determination to the Participants, and the provisions of such assumption or substitution, and any adjustments made (i) to the number and kind of shares subject to the outstanding Incentive Awards (or to the options in substitution therefor), (ii) to the exercise prices, and/or (iii) to the terms and conditions of the stock options, shall be binding on the Participants. Any such determination shall be made in the sole discretion of the Committee and shall be final, conclusive, and binding on all Participants. If the Committee, in its sole discretion, determines that no such assumption or substitution will be made, the Committee shall give notice of such determination to the Participants, and each Incentive Award that is at the time outstanding shall automatically accelerate so that each such Incentive Award shall, immediately before the specified effective date for the Change of Control, become 100% vested and exercisable, except that such acceleration will not occur if, in the opinion of the Company's outside accountants, it would render unavailable "pooling of interest" accounting for a Change of Control that would otherwise qualify for such accounting treatment. All such Incentive Awards shall terminate and cease to remain outstanding immediately following the consummation of the Change of Control, except to the extent assumed by the successor corporation or an Affiliate thereof.

         19. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of not less than two members of the Board, who shall be appointed by the Board. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

                  (a) The Committee shall have the power and sole and complete discretion to determine (i) which eligible persons shall receive Incentive Awards and the nature of each Incentive Award, (ii) the number of shares of Common Stock to be covered by each Incentive Award, (iii) whether Options shall be ISOs or Nonstatutory Stock Options, (iv) when, whether, and to what extent SARs shall be granted in connection with Options, (v) when, whether and to what extent Tax Offset Rights shall be granted and the terms thereof, (vi) the time or times when an Incentive Award shall be granted, (vii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (viii) when Options and SARs may be exercised, (ix) whether a Disability exists, (x) the manner in which payment will be made upon the exercise of Options or SARs, (xi) conditions relating to the length of time before disposition of Common Stock received upon the exercise of Options or SARs is permitted, (xii) whether to approve a Participant's election (A) to deliver shares of already owned Common Stock to satisfy Applicable Withholding Taxes or
(B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option or SAR the number of shares necessary to satisfy Applicable Withholding Taxes, (xiii) the terms and conditions applicable to Restricted Stock Awards, (xiv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xv) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed, (xvi) notice provisions relating to the sale of Common Stock acquired under the Plan, (xvii) the terms of incentive programs, performance criteria, and other factors relevant to the issuance of Performance Stock, and (xviii) any additional requirements relating to Incentive Awards that the Committee deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with ISOs. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.

                  (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

                  (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

                  (d) If and so long as the Common Stock is registered under
Section 12 of the 1934 Act, the Board shall consider in selecting the membership of the Committee, with respect to any person subject or likely to become subject to Section 16 of the 1934 Act, the provisions regarding (a) "outside directors" as contemplated by Code Section 162(m) and (b) "nonemployee directors" as contemplated by Rule 16b-3 under the 1934 Act. The Committee may consist of two or more members of the Board, subject to such limitations as the Board deems appropriate. Committee members shall serve for such terms as the Board may determine, subject to removal by the Board at any time.

         20.      Market Standoff.

                  (a) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, including the Company's initial public offering, a person shall not sell, or make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, otherwise dispose or transfer for value, or otherwise agree to engage in any of the foregoing transactions with respect to, any shares issued pursuant to an Incentive Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect only if and to the extent and for such period of time as may be requested by the Company or such underwriters and agreed to by the Company's officers and directors; provided, however, that in no event shall the weighted average number of days in the portion of such period that occurs after the effective date of the Company's registration statement exceed 180 days. The limitations of this paragraph shall in all events terminate two years after the effective date of the Company's initial public offering.

                  (b) In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, or other change affecting the Company's outstanding Common Stock affected as a class without the Company's receipt of consideration, then any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 20, to the same extent the purchased shares are at such time covered by such provisions.

                  (c) To enforce the limitations of this Section 20, the Company may impose stop-transfer instructions with respect to the purchase shares and any new, substituted or additional securities distributed with respect to the purchased shares until the end of the applicable standoff period.

         21.      Registration.

                  (a) The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the 1933 Act, or to register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

                  (b) Inability of the Company to obtain, from any regulatory body having jurisdiction, the authority deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavailability of an exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

                  (c) As a condition to the exercise of an Incentive Award, the Company may require the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require such other action or agreement by the Participant as may from time to time be necessary to comply with the federal and state securities laws.

         22. Compliance With Laws and Approval of Regulatory Bodies. No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Option or SAR is exercised may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters. The exercise of any Option granted under this Plan shall constitute a Participant's full and complete consent to whatever action the Committee deems necessary to satisfy any federal and state tax withholding requirements which the Committee, acting in its discretion, deems applicable to such exercise.

         23. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Treasurer and (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.

         24. Interpretation. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of ISOs under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

         25. Effective Date of the Plan. This Plan shall be effective on August 1, 1997, and shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company's shareholders, and (ii) the requirements of any applicable State securities laws have been met, no Restricted Stock shall be awarded, no Performance Stock shall be issued and no Option or SAR shall be exercisable.

         IN WITNESS WHEREOF, the Company has caused this Plan to be adopted as set forth herein this 1st day of August, 1997.


                                            VALUE AMERICA, INC.


                                            By: /s/ Rex Scatena
                                                ---------------
                                            Its:     President